UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2011

NICOR INC.

(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2863847
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1844 Ferry Road

Naperville, Illinois 60563-9600

(Address of principal executive offices) (Zip Code)

(630) 983-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On December 7, 2011 Nicor Inc. (“Nicor”) sent an updated notice to its directors and executive officers regarding the beginning of a blackout period that is being imposed on the Nicor Companies Savings Investment Plan, the Nicor Gas Thrift Plan and the Birdsall Inc. Retirement Savings Plan (collectively the “401(k) Plans”) pursuant to which participants will be unable to direct or diversify investments, in or out of Nicor common stock held in the 401(k) Plans, (“401(k) Plan blackout period”). In accordance with the Securities and Exchange Commission’s Regulation BTR, Nicor previously provided its directors and executive officers with notice on October 24, 2011 (the “Initial BTR Notice”), regarding the 401(k) Plan blackout period and filed an 8-K regarding such blackout notice on October 25, 2011 (the “Initial BTR 8-K). The Initial BTR Notice and the Initial BTR 8-K are incorporated herein by this reference.

The Initial BTR Notice informed Nicor’s directors and executive officers that the 401(k) Plan blackout period would begin at 12 p.m. central time, on the trading date immediately before the Merger closing date. The updated notice informed Nicor’s directors and executive officers that the Merger closing is subject to the Illinois Commerce Commission’s (“ICC”) review and approval and the receipt and acceptance of the ICC’s written order authorizing the merger that is satisfactory to AGL and Nicor, and that pending approval of the ICC, the parties anticipate that the closing of the Merger could occur during the week of Sunday, December 4, 2011 through Saturday, December 10, 2011. Additionally, the updated notice informed Nicor’s directors and executive officers that the parties expect the 401(k) Plan blackout period to end 8-10 business days after the closing of the Merger, but the exact end date is not currently known. A copy of the updated trading blackout notice to Nicor’s directors and executive officers is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the trading blackout period and for a period of two years after the ending date of the trading blackout period, security holders, the Securities Exchange Commission and all other interested persons may obtain, without charge, information about the actual beginning and ending date of the 401(k) Plan blackout period by contacting Mr. Neil Maloney, Associate General Counsel, Nicor, Inc. 1844 West Ferry Road Naperville, IL 60563 to whom all inquiries regarding the trading blackout period should be directed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Updated - Important Notice Concerning Limitations on Your Trading in Nicor Inc. Securities During Special Blackout Period, dated December 7, 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Illinois Gas Company

Date December 7, 2011	/s/ Paul C. Gracey, Jr.
Paul C. Gracey, Jr.
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description of Documents

99.1	Updated - Important Notice Concerning Limitations on Your Trading in Nicor Inc. Securities During Special Blackout Period, dated December 7, 2011.